SSGA Active Trust

(the “Trust”)

State Street Defensive Global Equity Portfolio

(the “Fund”)

Supplement dated April 16, 2021 to the Prospectus and

Statement of Additional Information, each dated October 31, 2020,

as may be supplemented from time to time

At the recommendation of SSGA Funds Management, Inc. (the “Adviser”), the Fund’s investment adviser, the Trust’s Board of Trustees has approved a Plan of Liquidation and Termination of Fund (the “Plan”) with respect to the Fund, pursuant to which the Fund is expected to be liquidated and terminated on or about May 14, 2021 (the “Liquidation Date”). Prior to the Liquidation Date, the Fund will be in the process of closing down and liquidating its portfolio, which will result in the Fund increasing its holdings in cash and/or cash equivalents, which may not be consistent with the Fund’s investment objective and strategy. Shareholders of record of the Fund remaining on the Liquidation Date will receive cash at the net asset value of their shares as of such date.

In anticipation of the Fund’s liquidation, the Fund is closed to new shareholders; however, existing shareholders may continue to purchase shares until May 12, 2021. Effective upon the close of business on May 12, 2021, the Fund will be closed to all shareholders.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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